UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

MicroStrategy Incorporated

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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MICROSTRATEGY INCORPORATED

ATTN: GENERAL COUNSEL

1850 TOWERS CRESCENT PLAZA

TYSONS CORNER, VA 22182

D75181-P66589

Your Vote Counts!

MICROSTRATEGY INCORPORATED

2022 Annual Meeting

Vote by May 24, 2022

11:59 PM EDT

You invested in MICROSTRATEGY INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2022.

Get informed before you vote

View the Annual Report and Notice of Meeting & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually byAttending the Meeting*
Point your camera here and	Date: May 25, 2022
vote without entering a	Time: 10:00 am., Eastern Daylight Time
control number
Location: Virtually at www.virtualshareholdermeeting.com/MSTR2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

					Board
Voting Items					Recommends

1.	To elect the following five (5) directors for the next year.

	Nominees:

	01)	Michael J. Saylor	04)	Leslie J. Rechan	For
	02)	Stephen X. Graham	05)	Carl J. Rickertsen
	03)	Jarrod M. Patten

2.	Ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2022.				For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D75182-P66589